Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
Sterile Diluent

BioSpecifics
TECHNOLOGIES CORP.

October 2013

Forward-Looking Statements

- This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward looking statements”. The forward looking statements include statements concerning, among other things, the timing of the review and potential approval by the FDA of XIAFLEX as a treatment for Peyronie’s disease as well as the future economic benefit; the potential development of collagenase clostridium histolyticum as a treatment for uterine fibroids and the extent to which the data from the current studies are promising; the timing and results from Auxilium’s clinical trials for Dupuytren’s contracture (release of year 5 recurrence data and top-line data for multi-cord study); the timing of a potential sBLA filing to expand the label for Dupuytren’s contracture for multiple injections into the same hand and the potential for Auxilium to receive approval for such expansion; the timing for Auxilium to initiate a phase II trial of XIAFLEX as a treatment for cellulite; the timing for Auxilium to initiate later stage trials of XIAFLEX as a treatment for frozen shoulder; the timing of reporting top-line data from BioSpecifics’ trials of XIAFLEX for the treatment of human lipoma and canine lipoma; the potential market for XIAFLEX as a treatment for various indications; and the receipt of payments from Auxilium. In some cases, you can identify these statements by forward-looking words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “likely,” “may,” “will,” “could,” “continue,” “project,” “predict,” “goal,” the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for XIAFLEX in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Auxilium or any of its partners modifying their respective objectives and/or allocating resources other than to XIAFLEX; the potential market for XIAFLEX in a given indication being smaller than anticipated; the potential of XIAFLEX to be used in additional indications and the initiation, timing and outcome of clinical trials of XIAFLEX for additional indications; the timing of regulatory filings and action; the receipt of any payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, and our Current Reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

Company Overview

BioSpecifics is a profitable, commercial-stage biopharma company developing injectable collagenase (XIAFLEX®) for a broad range of clinical indications

XIAFLEX Marketed for Dupuytren's Contracture in US	▪ Injectable collagenase is currently marketed for Dupuytren's contracture as XIAFLEX in the US by strategic partner Auxilium Pharmaceuticals and as XIAPEX in the EU by Swedish Orphan Biovitrum
XIAFLEX for Peyronie's Disease	▪ PDUFA date is December 6, 2013
XIAFLEX Development in Four Additional Indications	▪ BioSpecifics developing XIAFLEX in human lipomas and canine lipomas ▪ Auxilium developing XIAFLEX in frozen shoulder and cellulite
Research in New Potential Indications	▪ BioSpecifics sponsoring preclinical development for XIAFLEX in uterine fibroids
Ex-US Strategic Partnerships	▪ Auxilium partnered with Swedish Orphan Biovitrum (Eurasia and Africa), Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for commercialization of XIAFLEX for Dupuytren's contracture and Peyronie's disease
Consistent Profitability & Strong IP Portfolio	▪ Company is profitable on an ongoing annual basis ▪ Approval in second indication will provide additional benefits ▪ Strong patent protection through 2028

Vast Therapeutic Potential for XIAFLEX

- XIAFLEX* (injectable collagenase) provides a first-in-class, minimally invasive nonsurgical treatment option for conditions and diseases caused by collagen accumulation where current treatment options are limited
- BioSpecifics has documented positive clinical results in multiple potential indications:
  - Dupuytren's contracture†
  - Peyronie's disease†
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- BioSpecifics is currently supporting preclinical research in uterine fibroids and sees strong potential for injectable collagenase in this indication

*Registered Trademark: Auxilium Pharmaceuticals, Inc.
†Currently being tested in the clinic

XIAFLEX for Dupuytren's Contracture

Definition & Key Complications	▪ Formation of a collagen cord in the hand that causes one or more fingers to contract toward the palm, limiting range of motion of the fingers ▪ Often results in physical disability, significantly affecting quality of life and daily activities
XIAFLEX is the First and Only Approved Nonsurgical Therapy	▪ First and only FDA, Health Canada and EMA-approved nonsurgical treatment for adult patients with a palpable cord ▪ Approved in the US, Europe and Canada
XIAFLEX US Market Opportunity	▪ 300K patients diagnosed and 70K corrective surgical procedures performed (est.) annually
Focus on Sales Growth and Commercial Expansion	▪ $15.0M in US XIAFLEX revenues for Auxilium in 2Q13, a 26% growth over the same period in 2012 ▪ Top-line data from multi-cord label expansion study expected in 4Q13 ▪ Top-line 5-year XIAFLEX recurrence data expected in 4Q13

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
Multi-cord Label Expansion Study Underway

- Top-line data from multi-cord 725-patient study anticipated in 4Q13
  - Auxilium expects to file sBLA for XIAFLEX label expansion for multiple concurrent injections into same hand
- Based on positive top-line results from Phase IIIb multi-cord study in 60 patients
- SDI Health LLC estimates 35% to 40% of Dupuytren's contracture surgeries in the US are performed to treat two or more cords concurrently

Pre-treatment:



Post-treatment:



Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
Data from Multiple Studies Presented at ASSH

Collagenase Optimal Reduction of Dupuytren's – Long-term Evaluation of Success Study ("CORDLESS")	▪ CORDLESS is a five-year observational study designed to assess the rates of recurrence following treatment with XIAFLEX, as well as long-term safety and progression of disease in patients from earlier Auxilium studies
Year 5 Data from CORDLESS Expected in 4Q13	▪ Year 4 Data shows 57.9% of patients previously successfully treated with XIAFLEX did not experience disease recurrence ▪ Recurrence defined as a 20 degree change of contracture with a palpable cord, or the joint undergoing medical or surgical intervention ▪ No new long-term adverse effects ▪ Three year post-approval safety data showed no clinically meaningful change in the nature of events reported at the one year mark[1]
Use of Local Anesthesia (LA) in Dupuytren's Contracture Procedures	▪ Use of LA prior to finger extension procedure following XIAFLEX injection led to greater improvement in the correction of contracture (82.6% vs. 69.8%), despite patients having more severe contracture ▪ Based on analysis of data from a previous Phase IIIb trial ▪ PIP joints (74.7% vs. 59.7%) show a better response than MP joints (77.8% vs. 74.4%) in percent change with LA vs. without LA

Source: Auxilium Pharmaceuticals, Inc.

[1] Peimer CA et al. Nonsurgical treatment of Dupuytren's contracture: 1-year US post-marketing safety data for collagenase clostridium histolyticum. Hand. 2012;7:143-146.

XIAFLEX Deep Clinical Pipeline

Indications	Preclinical	Phase I	Phase II	Phase III	Marketed
Dupuytren's Contracture	*Multi-cord label expansion study top-line data expected in 4Q13*				
Peyronie's Disease	*PDUFA Action Date is December 6, 2013*				
Frozen Shoulder	*Start of later stage trials expected in 4Q13*				
*Canine Lipoma	*Top-line data expected in 4Q13*				
*Human Lipoma	*Top-line data expected in 4Q13*				
Cellulite	Start of Phase II study expected in 4Q13				
*Uterine Fibroids	Preclinical studies ongoing				

*BioSpecifics-managed development program

XIAFLEX for Peyronie's Disease
Upcoming PDUFA Date

Definition & Key Complications	- Excess of inelastic collagen causing penile curvature deformity, which can result in pain with erection, penile shortening, indentations, erectile dysfunction and/or difficulty with sexual intercourse – In severe cases, penis can bend at 90° angle during erection - Can lead to loss of self-esteem and depression for patients and their partners
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	- Surgery is the only proven treatment option and can have multiple disadvantages and potential complications - Most patients opt for unapproved medical therapies, the results of which are variable
XIAFLEX US Market Opportunity	- 65 to 120K patients (est.) diagnosed annually, but believed to be under-diagnosed - Auxilium sales force has solid track record in urology with existing physician relationships
PDUFA Date and EU Application	- PDUFA date is December 6, 2013 - If approved by FDA, BioSpecifics expects to receive a milestone payment from Auxilium and royalties as % of net sales by Auxilium - Swedish Orphan Biovitrum plans to submit a MAA for Peyronie's disease to the EMA

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Current Treatment Options

Patients currently choose from four treatment modalities:

Invasive Surgical Procedures	Examples include plication, grafting, prosthesis
Invasive Non-Surgical Procedures	Verapamil Injection
Non-Invasive Procedures	Examples include Vitamin E, potaba, colchicine
No Treatment	

Surgical Procedures





Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Positive Top-line Results from IMPRESS Phase III Trials

- IMPRESS* I and II clinical trial design
  - Two randomized (2:1 of 0.58 mg XIAFLEX or placebo) double-blind Phase III trials in over 800 patients at 64 sites in US and Australia, with 52-week follow up
  - Two co-primary endpoints were % improvement in penile curvature deformity and patient-reported bother vs. placebo
- Positive top-line results reported in June 2012
  - XIAFLEX demonstrated statistically significant improvements in both co-primary endpoints versus placebo in both IMPRESS trials
  - Well-tolerated with most common adverse events local to injection site and consistent with those reported in previous trials
  - Results published in Feb. 2013 online edition of *The Journal of Urology* and presented at American Urological Association 2013 Annual Meeting




38% Improvement

*The **I**nvestigation for **M**aximal **P**eyronie's **Re**duction **E**fficacy and **S**afety **S**tudies

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Canine and Human Lipomas
BioSpecifics-Managed Phase II Clinical Programs

Definition & Key Complications	▪ Encapsulated deposits of benign fatty tumors often detected as bulges under the skin that occur in both humans and dogs ▪ The most common benign tumors found in humans and can be a serious health problem in dogs, often restricting motion in older dogs	
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available for either population ▪ Most frequently elected treatment is surgery, which can be risky due to the use of general anesthesia (especially for older dogs)	
	Canine Lipoma	***Human Lipoma***
XIAFLEX US Market Opportunity	▪ 1.7M dogs affected and 25 surgeries per veterinarian performed (est.) annually ▪ Represents 1M potential treatments (est.) annually	▪ 1% of total human population (est.) 575K patients diagnosed annually
Top-line data for Ph II Trials Expected in 4Q13	▪ Enrollment complete in Chien-804, a placebo-controlled, randomized Phase II trial in 32 canines	▪ Enrollment complete in 14 patient, dose escalation Phase II trial

XIAFLEX for Canine Lipomas
Chien-804 Placebo-controlled Phase II Trial

- BioSpecifics conducting placebo-controlled, randomized Phase II trial for XIAFLEX in dogs with benign subcutaneous lipomas
  - 32 dogs randomized, single injection 1:1 XIAFLEX to placebo
  - Primary efficacy endpoint: Relative change in lipoma volume from baseline to 3 months, as determined by CT scan
    - Secondary endpoints: Analysis of canines with ≥50% decrease in volume; relative change in volume at 1 month; relative change in surface area at 1 and 3 months; lipoma texture and hardness; dog owner satisfaction via questionnaire
- Enrollment complete, top-line data expected in 4Q13
- Based on positive results from early Chien-802 study
  - Open label, single injection trial evaluating 3 dogs at 90-days post-treatment
  - Results for treated lipomas showed decrease in lipoma size compared to untreated lipomas


Day 0


Day 30

XIAFLEX for Human Lipomas
Dose Escalation Phase II Clinical Trial

- BioSpecifics conducting open label, dose escalation Phase II trial for humans with benign subcutaneous lipomas
  - 14 patients at single center with single injection administered in 4 ascending dosage groups ranging from 0.058 mg to 0.44 mg XIAFLEX
  - Primary efficacy endpoint: Change in visible lipoma surface area, as determined at 6 months post-injection
    - Secondary endpoints: Change in target lipoma length; relative change in surface area at 1 and 3 months; relative change in volume as measured by MRI at 6 months
    - Also collecting information on lipoma characteristics and safety, and administering questionnaire to assess lipoma bother prior to injection and at each follow up visit



- Enrollment complete, top-line data expected in 4Q13
- Based on positive results from Phase I trial
  - Results showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
  - 93% average reduction of lipoma size post treatment at 6 months

XIAFLEX for Uterine Fibroids

Preclinical Studies Ongoing

Definition & Key Complications	Benign tumors with significant co-morbidities, which can include pain, decreased fertility, increased rate of miscarriage, heavy menstrual bleeding and frequent urination.
XIAFLEX Has Potential to be Nonsurgical Therapy Option	Primary indication for hysterectomy in this country, accounting for anywhere from 33% to more than 40% of hysterectomies each year.
XIAFLEX US Market Opportunity	Approximately 200K hysterectomies and 30K myomectomies are performed annually to treat fibroids Estimated cost to the US economy is up to $34.4 billion annually
Preclinical Studies Ongoing	BioSpecifics is supporting preclinical development in this indication Studies at Duke Medicine indicate that highly purified collagenase can reduce the stiffness of human uterine fibroid tissue in laboratory experiments suggesting that XIAFLEX could be a potentially minimally-invasive treatment for uterine fibroids



Complex Shear Modulus
8000
7000
6000
5000
4000
3000
2000
1000
0
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. **** p≤0.0001 vs. control

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. Am J Obstet Gynecol. 2012 Mar;206(3):211.

XIAFLEX for Frozen Shoulder
Initiation of Later Stage Trials Expected in 4Q13

Definition & Key Complications	▪ Inflammation and thickening of shoulder capsule due to collagen accumulation, ▪ Condition often limits the range of motion of the shoulder
XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Common available treatment option is manipulation, which is painful and requires general anesthesia
XIAFLEX Market Opportunity	▪ Affects 20-50M people (est.) worldwide ▪ 700K patients visit doctor for condition (est.) in the US annually
Initiation of Later Stage Trials Expected in 4Q13	▪ Positive top-line data from Phase IIa study showed statistically significant improvements from baseline compared to control group (exercise-only) ▪ Data support progression into later stage trials in 4Q13



Source: Auxilium Pharmaceuticals, Inc.

Frozen Shoulder – Statistically Significant XIAFLEX Dose Response in Phase IIa Study


60
50
40
30
20
10
0
Change from Baseline (Degrees)
P<0.05
Comparison to
Exercise Cohort
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.29mg (1mL)
0.58mg(2mL)
0.58mg(1mL)
0.58mg(0.5mL)
Exercise
XIAFLEX

- Both the 0.58 mg(1mL) and 0.58 mg(2mL) cohort demonstrated statistically significant improvement over baseline scores vs. the exercise-only group ($p<0.05$) in forward flexion.
- Both doses also showed statistically significant improvement in pain and function over baseline vs. the exercise-only group
- Treatment-related AEs were consistent with XIAFLEX use in other approved and potential indications and all such events resolved without intervention
- No subjects discontinued the study due to an AE and there were no drug-related serious adverse events reported

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Cellulite
Phase II Trial Initiation Expected in 4Q13

Definition	Skin dimpling as a result of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity for XIAFLEX as First Nonsurgical Therapy	- Affects 85-98% of women (est.) and rarely in men - XIAFLEX has potential to be first and only FDA-approved nonsurgical therapy
Phase II Trial Initiation Expected in 4Q13	- Top-line 30-Day data announced from Phase Ib study showed all doses of XIAFLEX (0.0029 to 0.116 mg) were generally well-tolerated – 63% of patients treated with XIAFLEX experienced some improvement in the volume of their target cellulite dimple at Day 30 – Study is evaluating safety and effectiveness of XIAFLEX at 30, 60 and 90 days - Data support progression into Phase II clinical trial in 4Q13


Before Collagenase


One month
after Collagenase


Six months
after Collagenase

Source of data: Auxilium Pharmaceuticals, Inc.

Source of photo: A. Dagum and M. Badalamente, Plastic and Reconstructive Surgery (Sept 15, 2006)

Auxilium Partnership

BioSpecifics is partnered with Auxilium for the development and commercialization of collagenase clostridium histolyticum (CCH)

>$34M Received from Auxilium	Over $34M total received in licensing, sublicensing, milestone, COGS, and royalty payments as of June 30, 2013
Future Payments Due to BioSpecifics from Auxilium	BioSpecifics to receive: – Low double digit royalties as % of net sales by Auxilium – Additional mark-up on COGS – Modest milestones for additional indications and regulatory submissions and approval worldwide
Royalties from Potential Second Indication	With expected approval of XIAFLEX in Peyronie's disease, projected economic benefit from royalties as % of net sales by Auxilium
Auxilium Opt-In Rights	Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Ex-US Strategic Partnerships	Auxilium partnered with Swedish Orphan Biovitrum (Eurasia and Africa), Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for Dupuytren's contracture and Peyronie's disease BioSpecifics entitled to specified % of potential milestones payments that Auxilium receives from its sublicensees

Corporate Highlights

- Strong Intellectual Property Portfolio
  - Long-term patent protection for injectable collagenase:
    - *Dupuytren's contracture:* XIAFLEX has Orphan Drug protection in US until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - *Peyronie's disease:* Auxilium will have 7 years of orphan drug protection in US for XIAFLEX, if approved
    - *Patents and patent applications:* Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Frozen shoulder
      - Removal of adipose tissue
      - Others
- Lean Corporate Structure with Five Full-time Employees
- Ongoing Stock Buy-Back Program

Consistently Profitable Annually
2Q13 Financial Highlights

	For the quarter ended	For the year ended
	06/30/13	12/31/12
	(unaudited)	(unaudited)
Cash and equivalents, short term investments	$ 11,984,495	$ 8,503,737
Income Statement		
Revenues	$ 3,269,983	$ 11,145,078
Other income	6,510	34,634
Costs and expenses	(1,706,298)	(6,024,583)
Provision for income taxes	(542,009)	(2,174,054)
Net income	**$ 1,028,186**	**$ 2,981,075**
Net income per basic share	$ 0.16	$ 0.47
Net income per diluted share	$ 0.15	$ 0.43
Shares used in computation of basic net income	6,345,277	6,351,245
Shares used in computation of diluted net income	6,968,057	6,981,527

Anticipated Upcoming Milestones
Significant Momentum for XIAFLEX in 4Q13

Indications	4Q13 Milestones
Dupuytren's Contracture	Announce XIAFLEX 5-year recurrence data Multi-cord study top-line data
Peyronie's Disease	PDUFA date is December 6, 2013
Frozen Shoulder	Initiation of later stage trials
*Human Lipomas	Announce Phase II top-line data
*Canine Lipomas	Announce Phase II top-line data
Cellulite	Phase II clinical trial initiation
*Uterine Fibroids	Ongoing preclinical studies

*BioSpecifics-managed development programs

Source: Auxilium Pharmaceuticals, Inc.

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE



Single Use Vials
Discard Unused Portion
Sterile Diluent

BioSpecifics
TECHNOLOGIES CORP.

October 2013